                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT  [_]
CHECK THE APPROPRIATE BOX:
[_] PRELIMINARY PROXY STATEMENT
[X] DEFINITIVE PROXY STATEMENT
[_] DEFINITIVE ADDITIONAL MATERIALS
[_] SOLICITING MATERIAL PURSUANT TO (S) 240.14A-11(C) OR (S) 240.14A-12

                    AMERICAN PHYSICIANS SERVICE GROUP, INC.
- - --------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    AMERICAN PHYSICIANS SERVICE GROUP, INC.
- - --------------------------------------------------------------------------------
                  (NAME OF PERSONS(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(I)(2).
[_] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE
    14A-6(I)(3).
[_] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

     1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

     ---------------------------------------------------------------------------

     2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

     ---------------------------------------------------------------------------

     3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:/1/

     4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

     ---------------------------------------------------------------------------
     /1/SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE
        HOW IT WAS DETERMINED.

[_] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     1) AMOUNT PREVIOUSLY PAID:

     --------------------------------------------------

     2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

     --------------------------------------------------

     3)  FILING PARTY:

     --------------------------------------------------

     4)  DATE FILED:

     --------------------------------------------------

                                   LOGO HERE

                         1301 CAPITAL OF TEXAS HIGHWAY
                             AUSTIN, TEXAS  78746

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 15, 1995

     Notice is hereby given that the Annual Meeting of Shareholders of American Physicians Service Group, Inc., a Texas corporation (the "Company"), will be held at The Barton Creek Conference Center located at 8212 Barton Club Drive, Austin, Texas 78735, on Thursday, June 15, 1995 at 8:00 a.m., Austin, Texas time, for the following purposes:

     (a) To elect five directors to serve on the Board of Directors; and

     (b) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The accompanying Proxy Statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.

     Only shareholders of record at the close of business on April 28, 1995, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment(s) thereof.

     You are cordially invited and urged to attend the meeting, but if you are unable to attend the meeting, you are requested to sign and date the accompanying proxy and return it promptly in the enclosed self-addressed envelope. If you attend the meeting, you may vote in person, if you wish, whether or not you have returned your proxy. In any event, a proxy may be revoked at any time before it is exercised.

                                        By Order of the Board of Directors



                                        W. H. HAYES
                                        Vice President and Secretary

Austin, Texas
May 2, 1995

                    AMERICAN PHYSICIANS SERVICE GROUP, INC.
                         1301 CAPITAL OF TEXAS HIGHWAY
                             AUSTIN, TEXAS  78746

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 15, 1995

     This Proxy Statement is sent to shareholders of American Physicians Service Group, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held at The Barton Creek Conference Center located at 8212 Barton Club Drive, Austin, Texas 78735, on Thursday, June 15, 1995 at 8:00 a.m., Austin, Texas time, and any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement was first mailed to shareholders on or about May 2, 1995.

                                 ANNUAL REPORT

     Enclosed is an Annual Report to Shareholders for the year ended December 31, 1994, including audited financial statements. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                              REVOCATION OF PROXY

     Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Secretary of the Company a later dated proxy.

                OUTSTANDING COMMON STOCK; CERTAIN SHAREHOLDERS

     The voting securities of the Company are shares of its common stock, $.10 par value (the "Common Stock"), each share of which entitles the holder thereof to one vote. At April 28, 1995, there were outstanding and entitled to vote 3,571,684 shares of Common Stock. Only shareholders of record at the close of business on

April 28, 1995 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment(s) thereof.

     The following table sets forth certain information regarding certain owners of Common Stock as of April 28, 1995, with respect to (a) each person who is known by the Company to be the beneficial owner of more than five percent of the shares of Common Stock, (b) each director and nominee for director of the Company, (c) certain officers of the Company, and (d) all officers and directors of the Company as a group:


                                        Amount and Nature     Percent
    Name and Address of                   of Beneficial         of
      Beneficial Owner                   Ownership(1)(2)       Class
     -------------------                ------------------    -------
Prime Medical Services, Inc.(3)....          772,000            21.6%
 1301 Capital of Texas Highway
 Austin, Texas 78746

Kenneth S. Shifrin.................          387,225            10.2
 1301 Capital of Texas Highway
 Austin, Texas 78746

Dimensional Fund Advisors Inc.(4)..          240,600             6.7
 1299 Ocean Ave., 11th Floor
 Santa Monica, California 90401

Duane K. Boyd......................          200,000             5.4
 1301 Capital of Texas Highway
 Austin, Texas 78746

Jack R. Chandler, M.D..............          115,760             3.2
Richard J. Clark...................          136,363             3.8
Samuel R. Granett..................           13,301              .4
Jack Murphy........................           31,600              .9
William A. Searles.................           52,750             1.5
Roger T. Scaggs....................           80,801             2.2

All officers and directors as
 a group (9 persons)(2)(5).........        1,057,466            24.9

______________
  (1) Except as otherwise indicated, each individual has sole voting and investment power with respect to all shares owned by such individual.

  (2) The number of shares beneficially owned by officers and directors includes the following number of shares subject to options that are presently exercisable or exercisable within 60 days after April 28, 1995: Mr. Boyd, 160,000; Dr. Chandler,

75,000; Mr. Clark, 50,000; Mr. Shifrin, 225,000; Mr. Murphy, 25,000; Mr.
Searles, 50,000; and Mr. Scaggs, 50,000. The number of shares beneficially owned by all directors and officers as a group, including the above-named directors, includes 667,666 shares subject to options that are presently exercisable or exercisable within 60 days after April 28, 1995.

  (3) Dr. Chandler, Mr. Searles and Mr. Shifrin are each directors of Prime Medical Services, Inc. ("Prime") and, together with the other officers and directors of Prime, may share in the voting and investment power with respect to the shares of Common Stock of the Company owned by Prime. Each individual disclaims the beneficial ownership of any such shares.

  (4) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 240,600 shares of the Company's Common Stock as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in the series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of such shares.

  (5) Includes the president and chairman of the board, if any, of each of the Company's subsidiaries.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  Set forth below is information concerning aggregate cash compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers who received in excess of $100,000 in salary and bonuses during 1994.

                          Summary Compensation Table


                                                       Annual Compensation            Long Term Compensation
                                             --------------------------------------   ----------------------
                                                                                              Awards
                                                                                      ----------------------
                                                                       Other Annual                              All Other
                                                                       Compensation                             Compensation
Name and Principal Position     Fiscal Year  Salary ($)  Bonus ($)(1)     ($)(2)           Options (#)            ($) (3)
- - ---------------------------     -----------  ----------  ------------  ------------   -----------------------   ------------
Kenneth S. Shifrin, CEO             1994       112,500     41,700                                                   3,049
                                    1993       112,500     35,000                                                   2,950
                                    1992       111,312     35,000                           225,000                 3,212

Samuel R. Granett, Senior VP        1994            --     35,746          372,088                                  3,080
                                    1993        18,350         --          764,950                                  2,968
                                    1992        18,318     17,045          767,160                                  3,338

Duane K. Boyd, Senior VP            1994       150,000     57,000                                                   3,080
                                    1993       150,000     90,000                                                   2,968
                                    1992       150,000     60,000                           200,000                 3,338

Roger T. Scaggs, Senior VP          1994        96,000     45,317                            25,000                 2,970
                                    1993        93,855     10,000                                                   2,772
                                    1992        91,320      5,000                            50,000                 3,212

William H. Hayes, VP                1994        83,160     17,900                            25,000                 3,042
                                    1993        80,850     15,000                            20,000                 2,950
                                    1992        77,250     15,000                             5,000                 2,879


- - ---------------
(1)  Reflects bonus paid during the fiscal year.
(2)  Consists of commissions earned.
(3)  Consists of Company contributions to the Company's 401(k) plan.

Options Granted During Last Fiscal Year

  The following table provides information related to options granted by the named executive officers during 1994 and the potential realizable value at assumed annual rates of stock price appreciation for the option term. The Company does not have any outstanding stock appreciation rights.

                       Option Grants in Last Fiscal Year

                                                                                                    Potential realizable value at
                                                                                                    assumed annual rates of stock
                                                                                                    price appreciation for option
                                       Individual Grants                                                         term
- - --------------------------------------------------------------------------------------------------  ------------------------------

                             Number of            Percent of total
                             securities           options granted to
                             underlying Options   employees in          Exercise        Expiration
Name                         granted (#)          fiscal year           price ($/Sh)    date           5% ($)          10% ($)
- - ---------------------------  ------------------   ------------------    ------------    ----------  --------------  --------------
Kenneth S. Shifrin, CEO                 --                   --               --              --            --                --

Samuel R. Granett, Senior VP            --                   --               --              --            --                --

Duane K. Boyd, Jr., Senior VP           --                   --               --              --            --                --

Roger T. Scaggs, Senior VP           25,000                  35%           $2.25        07/18/99       $15,500           $34,500

William H. Hayes, VP                 25,000                  35%           $2.25        07/18/99       $15,500           $34,500


Option Exercises During 1994 and Option Values at December 31, 1994

  The following table provides information related to options exercised by the named executive officers during 1994 and the number and value of options held at December 31, 1994. The Company does not have any outstanding stock appreciation rights.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values


                                                            Number of Unexercised Options at    Value of Unexercised In-the-Money
                                                                     Fiscal Year-End                Options at Fiscal Year-End
                                                            --------------------------------    ---------------------------------
                                    Shares
                                 Acquired on     Value
Name                             Exercise(#)  Realized ($)  Exercisable (#)  Unexercisable (#)  Exercisable ($)  Unexercisable ($)
- - -------------------------------  -----------  ------------  ---------------  -----------------  ---------------  -----------------
Kenneth S. Shifrin, CEO                --           --          225,000                 --          225,000(1)               --

Samuel R. Granett, Senior VP           --           --               --                 --               --                  --

Duane K. Boyd, Senior VP               --           --          200,000                 --          200,000(1)               --

Roger T. Scaggs, Senior VP             --           --           50,000             25,000           50,000(1)            3,125

William H. Hayes, VP                                             32,666             38,334           20,750(1)            3,125


- - ---------------

(1) The Value of Unexercised In-the-Money Options was calculated by subtracting the per share exercise price of the option from the closing price for the Company's Common Stock on December 31, 1994 ($2.375) and multiplying the difference times the number of shares of Common Stock underlying the option.

Compensation of Directors

  Messrs. Clark, Murphy and Searles receive a fee of $500 for each meeting of the Board of Directors that they attend. Messrs. Chandler and Shifrin do not receive separate compensation for their services as directors.


                             CERTAIN TRANSACTIONS

  The following is a summary of transactions with various officers, directors and certain security holders of the Company since the beginning of the Company's last fiscal year.

  In January 1994, the Company entered into an agreement with Tominac Financial Services, Inc. ("Tominac") to act as financial advisor and furnish professional consulting services to the Company relating to the acquisition of capital by the Company. As compensation for these services, the Company agreed to pay Tominac a fee in an amount ranging from 1% to 3% of the amount actually received by the Company from a financing source. It is the Company's understanding that Mr. Searles would receive from Tominac 30% of the compensation paid to Tominac by the Company, pursuant to an agreement between Tominac and Mr. Searles relating to his efforts to assist Tominac in the performance of these agreements. This agreement has expired by its terms. No monies were paid under the agreement.

  In March 1993, the Company loaned $600,000 to Prime Medical Services, Inc. ("Prime") pursuant to a promissory note secured by 300,000 shares of common stock of the Company that is owned by Prime. This note, together with all interest due thereon, was paid in its entirety in September 1994.

  During 1993, Prime received payments from the Company in the amount of $69,000 for legal services provided on behalf of the Company by Mr. Phillip J. Kushner. Mr. Kushner served as General Counsel of the Company, but was an employee of, and was paid by, Prime. Mr. Kushner's employment at Prime terminated December 31, 1994.

  Prime's principal executive office is located in Austin, Texas in an office building owned by the Company. Since September 1992, Prime has paid the Company approximately $4,000 per month, which includes rental payments for the office space, reception and telephone services, and certain other services and facilities.


  The Company has retained Mr. Richard J. Clark, a director of the Company, to provide consulting services to the Company as an independent contractor. During the years ended December 31, 1994 and 1993, Mr. Clark was paid approximately $63,000 and $85,000, respectively, for such services. Mr. Clark was employed by the Company in October 1994, terminating the consulting agreement.

  Effective July 1, 1991, the Company entered into an employment agreement with Duane K. Boyd, an officer of the Company. The agreement expires December 31, 1995 and provides for, among other things, the positions for which he is employed. Pursuant to the agreement, he is to receive a base salary of $150,000 per year, subject to discretionary increases and mandatory increases to reflect changes in the Consumer Price Index. The agreement also provides that Mr. Boyd received stock options covering 200,000 shares of common stock of the Company. Pursuant to the employment agreement, the Company loaned Mr. Boyd $80,000, pursuant to a non-interest bearing promissory note, which is due and payable in its entirety at the earlier of December 31, 1996 or the date Mr. Boyd ceases being an employee of the Company for any reason. The note requires that a portion of certain bonuses received by Mr. Boyd be applied to the note. Such payments have reduced the note balance to $-0- at March 31, 1995.

                        SECTION 16 FILING REQUIREMENTS

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the NASDAQ Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it with respect to 1994, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with.

                                QUORUM; VOTING

  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

  Cumulative voting is not permitted in the election of directors of the Company. On all matters (including election of directors) submitted to a vote of the shareholders at the meeting or any adjournment(s) thereof, each holder of Common Stock will be entitled to one vote for each share of Common Stock owned of record by such shareholder at the close of business on April 28, 1994.

                             SHAREHOLDER PROPOSALS

  Any shareholder of the Company meeting certain minimum stock ownership and holding period requirements may present a proposal for action at the annual meeting of shareholders to be held in 1996. Such shareholder must deliver the proposal to the executive offices of the Company no later than January 15, 1996, unless the Company notifies the shareholders otherwise. Only those proposals that are proper for shareholder action and otherwise proper may be included in the Company's proxy statement. The Nominating Committee of the Board of Directors will consider nominations for directors of the Company to be elected at the Annual Meeting of Shareholders to be held in 1996 that are submitted in writing by any shareholder of the Company prior to January 15, 1996. Notwithstanding the foregoing, all shareholder proposals must be made in compliance with the applicable provisions of the Bylaws of the Company.

                      ACTION TO BE TAKEN UNDER THE PROXY

  Proxies in the accompanying form which are properly executed and returned will be voted at the meeting and any adjournment(s) thereof and will be voted in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specified matter will be voted as follows with respect to such matters: (a) "FOR" the five persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors and (b) in the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof. The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the meeting. If, however, other matters properly come before the meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the accompanying proxy may also, if it is deemed to be advisable, vote such proxy to adjourn the meeting from time to time.

                             ELECTION OF DIRECTORS

  Pursuant to the Company's Bylaws, the Board of Directors has, by resolution, fixed the number of directors at five, and five directors will be elected. All nominees will be elected to hold office until the next annual meeting of shareholders of the Company and until his successor is elected and qualified. Each nominee is presently a director of the Company and, with the exception of Mr. Clark, has served continuously since first becoming a director. Mr. Clark has been a director since January 1990, and had previously served in that capacity from 1978 to 1986. The Company has entered into an agreement with the Alabama Renal Stone Institute, Inc., pursuant to which it has agreed to nominate one designee for election to the Board of Directors of the Company. No designee was presented for the current election. The Board of Directors held six meetings during the year ended December 31, 1994, and each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the board on which he served.


                                        Director of
Name                              Age  Company Since
- - --------------------------------  ---  -------------

        Jack R. Chandler, M.D.     70       1983
        Richard J. Clark           61       1990
        Jack Murphy                66       1974
        William A. Searles         52       1989
        Kenneth S. Shifrin         46       1987


  Mr. Shifrin has been Chairman of the Board since March 1990. He has been President and Chief Executive Officer since March 1989 and was President and Chief Operating Officer from June 1987 to February 1989. He has been a Director of the Company since February 1987. From February 1985 until June 1987, Mr. Shifrin served as Senior Vice President - Finance and Treasurer. He has been Chairman of the Board of Prime Medical Services, Inc. since October 1989. Mr. Shifrin is a member of the Young Presidents' Organization.

  Dr. Chandler, a founder of the Company, has been a Director of the Company since July 1983 and has served as Vice Chairman of the Board since February 1985. Dr. Chandler was Vice Chairman of American Physicians Insurance Exchange from August 1975 to April 1978 and was Chairman of its Board of Directors from April 1978 to April 1985. Dr. Chandler was a physician in private practice in San Antonio, Texas from 1956 until his retirement in 1985. Dr. Chandler serves as a Director of Prime Medical Services, Inc.

  Mr. Clark, a founder of the Company, has been a Director of the Company since January, 1990 and had previously served in that capacity from 1978 to 1986. Mr. Clark was Secretary of the Company from January 1977 to July 1983. He was an officer of several insurance-related subsidiaries of the Company from 1977 to 1986 and was a consultant to the Company in that area from 1986 through September 1994. In October 1994, Mr. Clark again became an employee of the Company. Mr. Clark has over 30 years experience in the insurance industry.

  Mr. Murphy, a founder of the Company, was Chairman of the Board from February 1989 to March 1990 and previously held that position from October 1974 to December 1987. He has been a Director of the Company since October 1974 and was President from October 1974 to January 1986.

  Mr. Searles has been a director since July 1989. He is an independent business consultant and from 1981 to 1989 was associated with Bear, Stearns & Co., Inc. (an investment banking firm), most recently as an Associate Director/Limited Partner. He currently serves as a Director of two other public companies: Diversified Communications Industries, Ltd. and Prime Medical Services, Inc.

  No family relationships exist among the officers or directors of the Company. Except as indicated above, no director of the Company is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

  Should any nominee named herein for the office of director become unwilling or unable to accept nomination of election, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors of the Company may recommend or the Board of Directors of the Company may reduce the number of directors to be elected. The Board of Directors has no reason to believe that any nominee named above will be unwilling or unable to serve.

  The Board of Directors had an audit committee during 1994 consisting of two directors, Mr. Majors and Mr. Searles. The audit committee held three meetings during the year ended December 31, 1994, at which both members were present.
The audit committee meets with the Company's independent auditors, reviews the financial statements of the Company, and recommends to the Board of Directors of the Company the selection of the Company's independent auditors for each fiscal year. The compensation committee consists of two directors, Mr. Majors and Mr. Searles. The compensation committee held two meetings during the year ended December 31, 1994. The compensation committee has primary responsibility for determining executive compensation. Both the Audit Committee and the Compensation Committee currently consist of one member due to Mr. Majors' resignation.

  The Board of Directors has an executive committee currently consisting of Mr. Murphy and Mr. Shifrin. The executive committee held no meetings during the year ended December 31, 1994. The executive committee has the authority to take all actions that the Board of Directors of the Company has, except in limited circumstances as described in the Bylaws of the Company and the Texas Business Corporation Act.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors of the Company selected KPMG Peat Marwick LLP ("Peat Marwick") as independent auditors for the year ended December 31, 1994. Peat Marwick advised the Company that, in accordance with professional standards, it would not perform any non-audit service which would impair its independence for purposes of expressing an opinion on the Company's financial statements. A representative of Peat Marwick will attend the meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions. The Audit Committee has not yet made a recommendation of independent auditors for 1995.

                                 OTHER MATTERS

  The Board of Directors of the Company does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                                        By Order of the Board of Directors



                                        W. H. HAYES
                                        Vice President and Secretary

Austin, Texas
May 2, 1994

P
R
O
X
Y

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 15, 1995

     The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of American Physicians Service Group, Inc. (the "Company") to be held on June 15, 1995, and the Proxy Statement in connection therewith, each dated May 2, 1995, (b) appoints Kenneth S. Shifrin and William H. Hayes, or either of them, as Proxies, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote, as designated below, all the shares of Common Stock of American Physicians Service Group, Inc., held of record by the undersigned on April 28, 1995, at such annual meeting and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.

     Election of Directors, Nominees:

     Jack R. Chandler, M.D.,

     Richard J. Clark,

     Jack Murphy,

     William A. Searles,

     and Kenneth S. Shifrin.

                                                    (change of address)

                                                 ----------------------------

                                                 ----------------------------

                                                 ----------------------------
                                                 (If you have written in the
                                                 above space, please mark
                                                 the corresponding box on
                                                 the reverse side of this
                                                 card.)

 THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS.

- - -------
  SEE
REVERSE
 SIDE
- - -------

[X]   Please
      mark
      your
      votes as
      in this
      example.


                        FOR                   WITHHELD
1 Election of           [_]                     [_]
  Directors
  (see reverse)

  For, except vote
  withheld from the
  following nominee(s):

  --------------------



SIGNATURE(S)                                DATE
            -------------------------------     ------

SIGNATURE(S)                                DATE
            -------------------------------     ------
NOTE: Please sign your name above exactly as it appears on your stock certificate, date, and return promptly. When signing on behalf of a corporation, partnership, estate, trust, or in any other representative capacity, please sign name and title. For joint accounts, each joint owner must sign.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.


                                     Change
                                       of    [_]
                                    Address